Exhibit 99.2


                              CERTIFICATION OF THE
                           CHIEF FINANCIAL OFFICER OF
                               MM COMPANIES, INC.

      In connection with the Quarterly Report of MM Companies, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mel Brunt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Mel Brunt
                                          ---------------------------
                                          Mel Brunt
                                          Chief Financial Officer
                                          May 15, 2003